0© 2023 | Scaling a Global Fintech Leader Mid-Year 2023 Outlook Call for Retail Investors February 9, 2023 Exhibit 99.1

1© 2023 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2023 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2022 (the “2022 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2022 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2023 | Use of Non-GAAP financial measures, KPIs and Foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the Company’s Form 10-Q for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed its reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Notes on Presentation Amounts presented in this presentation may not sum due to rounding. All FY’23 Recurring revenue dollar amounts shown in this presentation are GAAP, and FY’23 Recurring revenue growth percentages are shown as constant currency (Non-GAAP). Recurring revenue growth percentages for FY’18 through FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for each respective year. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2023 | Program Overview Fiscal Year 2023 Mid-year outlook Q&A Introduction to Broadridge1 2 3 Edings Thibault Senior Vice President of Investor Relations

4© 2023 | Broadridge is a global Fintech leader Managing governance for 750 million shareholder positions Powering $9T per day in fixed income and equity trades Distributing more than 7B critical communications each year 750 MILLION $9 TRILLION 7 BILLION Broadridge powers the critical infrastructure behind investing, governance, and communications $60 billion and growing market opportunity

5© 2023 | FY’22 Revenue Composition 65% 30% 5% 61% 24% 15% $5.7B FY’22 TOTAL REVENUE Recurring Revenue Distribution Revenue Event-Driven Revenue Governance Capital Markets Wealth & Investment Management $3.7B FY’22 RECURRING REVENUE GTO ICS

6© 2023 | $4.19 $4.66 $5.03 $5.66 $6.46 2.5 3.5 4.5 5.5 6.5 7.5 1000 1500 2000 2500 3000 3500 4000 FY'18 FY'19 FY'20 FY'21 FY'22 Recurring revenue growth Adjusted EPS Strong track record of delivering growth and value $M except for per share measures 10% Recurring revenue average annual growth 11% Adjusted EPS (Non-GAAP) 1 CAGR 15% Total Shareholder Return2 15% Dividends paid per share CAGR 1. Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 18 - 26 2. Annualized cumulative TSR per FactSet. Cumulative TSR formula assumes dividends are reinvested on the ex-dividend date $3.56 $4.06 $3.95 $4.65 $4.55 DILUTED EPS (GAAP) FY’2018 – FY’2022$3.7B 16% 10% 10% 6% 7% $1.46 11% $1.94 33% $2.16 11% $2.30 6% $2.56 11% DIVIDENDS PER SHARE AND YOY GROWTH

7© 2023 | A clear path for long term growth A global Fintech leader addressing a large and growing market Three franchise businesses executing on clear growth strategies grounded in long-term trends Long track record delivering consistent growth and strong total shareholder returns 2014 Invest for Growth 2017 Ready for Next 2020 A Global Fintech Leader 2021-2023 Scaling a Global Fintech Leader

8© 2023 | Key messages Note: Statements regarding our FY’23 guidance and three-year objectives are made as of our earnings call held on February 2, 2023 and are not updated as of the date of this presentation Broadridge delivered strong first half results including 9% Recurring revenue growth constant currency1 2 3 4 Broadridge continues to execute on key long term growth initiatives across Governance, Capital Markets and Wealth & Investment Management Reaffirmed outlook for 6-9% Recurring revenue growth constant currency and 7-11% Adjusted EPS growth. We remain on track to deliver at or above our three-year objectives Investor participation remained strong, with first half equity position growth of 9% and mutual fund/ETF position growth of 10% 5 Continued execution highlights strength and resilience of the Broadridge business model

9© 2023 | Summary financial results SIX MONTHS ENDED SUMMARY FINANCIAL RESULTS 2023 2022 Inc./(Dec.) Recurring revenues $1,646 $1,543 7% Total revenues 2,576 2,452 5% Operating income 195 172 14% Adjusted Operating income – Non-GAAP 323 318 2% Diluted earnings per share $0.91 $0.97 (6%) Adjusted earnings per share – Non-GAAP $1.75 $1.89 (7%) Closed sales $94 $112 (16%) Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 18 – 26 Constant currency growth – Non-GAAP 9% Adjusted Operating income margin – Non-GAAP 12.5% 12.9% (40bps) $ in millions, except per share data

10© 2023 | Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management Extend Governance H1’23 Summary • 9% equity position growth and 10% mutual fund/ETF position growth highlight continued investor participation • Driving innovation: • Pass-Through Voting • Tailored Shareholder Reports • Digital Communications Information about our use of Non-GAAP measures may be found on slides 18 – 26 $ in millions; growth rates in constant currency $319 $50 $189 H1'22 H1'23 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 14% 11% 12% 6% ICS RECURRING REVENUE GROWTH CONSTANT CURRENCY $910 +9% $351

11© 2023 | Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management Grow Capital Markets H1’23 Summary • Strong Capital Markets growth propelled by BTCS business • BTCS cross-selling efforts are delivering results • Distributed Ledger Repo continues to gain traction and onboard new clients • Continued execution of broader Capital Markets strategy: • Global simplification • Front-to-back integration • Front-office innovation Information about our use of Non-GAAP measures may be found on slides 18 – 26 $ in millions; growth rates in constant currency CAPITAL MARKETS RECURRING REVENUE GROWTH CONSTANT CURRENCY H1'22 H1'23 +13% $462

Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management

$ in millions; growth rates in constant currency

Build Wealth & Investment Mgmt.



WEALTH & INVESTMENT MGMT. RECURRING REVENUE GROWTH CONSTANT CURRENCY
+1%
$274
H1'22
H1'23

H1'23 Summary

- Healthy core growth was partially offset by a license revenue growover from last year's large client renewal
- Wealth Management platform achieves major development and testing milestones
  - UBS advisors transitioning onto next-gen workstation
  - Completed development of all 29 platform areas
  - Completed testing for 26 of 29 areas

Information about our use of Non-GAAP measures may be found on slides 18 – 26

Broadridge | Ready for Next
© 2023
12

13© 2023 | Fiscal Year 2023 Guidance as of February 2, 2023 FY’23 Guidance Updates/ Changes Recurring revenue growth constant currency - Non-GAAP 6 - 9% No Change Adjusted Operating income margin - Non-GAAP Increase of ~ 50 bps No Change Adjusted earnings per share growth - Non-GAAP 7 - 11% No Change Closed sales $270M - $310M No Change

14© 2023 | INVESTOR DAY FY20-FY23 GROWTH OBJECTIVES FY20-FY23 CAGR PERFORMANCE Organic Recurring revenue growth 5 – 7% Above Recurring revenue growth 7 – 9% Above Adjusted Operating income margin – Non-GAAP 50+ bps/yr In line Adjusted earnings per share growth – Non-GAAP 8 – 12% Higher end Broadridge is on track to deliver at or above the higher end of our 3-year objectives as of February 2, 2023 1 1. Incorporates FY’21 and FY’22 results and guidance range for FY’23 2. FY’20 investor day recurring revenue growth objectives in constant currency reflecting BR’s approach to FX reporting as of December 10, 2020 2

15© 2023 | Broadridge’s business model is built for growth through the economic cycle We have strong market positions based on mission-critical infrastructure that enables corporate governance and powers trading and investing1 2 3 We are innovating across Governance, Capital Markets, and Wealth & Investment Management Our strong and resilient business model provides visibility and confidence to deliver for shareholders and we are re-affirming guidance4 We have continued to invest through the cycle to bring more value to clients and to meet their needs for next-generation technology We are positioned to return to our more historical strong free cash flow conversion 5 Broadridge is delivering on the growth plan we shared at our 2020 Investor Day Note: Statements regarding our FY’23 guidance and three-year objectives are made as of our earnings call held on February 2, 2023 and are not updated as of the date of this presentation

16© 2023 | Q&A Session

17© 2023 | Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

18© 2023 | Confidential and Proprietary | Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non- GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of fiscal year 2023 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gains, (vi) Russia-Related Exit Costs, (vii) Software Charge, and (viii) Loss (Gain) on Acquisition-Related Financial Instrument. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses are comprised of two major components: Real Estate Realignment Expenses, and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. Investment Gains represent non-operating, non-cash gains on privately held investments. Russia-Related Exit Costs are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Loss (Gain) on Acquisition-Related Financial Instrument represents a non-operating loss (gain) on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition. Non-GAAP Measures

19© 2023 | Confidential and Proprietary | We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, Russia- Related Exit Costs, the Software Charge, and Loss (Gain) on Acquisition-Related Financial Instrument from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free cash flow and Free cash flow conversion In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Non-GAAP Measures

20© 2023 | Confidential and Proprietary | (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 8% (1)% 4% Impact of foreign currency exchange 5% 2% 4% Recurring revenue growth constant currency (Non-GAAP) 13% 1% 8% Six Months Ended December 31, 2022 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 6% 10% 14% 10% 9% Impact of foreign currency exchange —% 2% —% —% 1% Recurring revenue growth constant currency (Non-GAAP) 6% 12% 14% 11% 9% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 2% Recurring revenue growth constant currency (Non-GAAP) 9% Reconciliation of GAAP to Non-GAAP Measures

21© 2023 | Confidential and Proprietary | (Unaudited) Six Months Ended Dec. 31 Dollars in millions 2022 2021 Operating income (GAAP) $195.4 $172.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 109.5 131.2 Acquisition and Integration Costs 7.7 10.7 Real Estate Realignment and Covid-19 Related Expenses (a) — 3.5 Russia-Related Exit Costs (b) 10.5 — Adjusted Operating income (Non-GAAP) $323.2 $317.5 Operating income margin (GAAP) 7.6% 7.0% Adjusted Operating income margin (Non-GAAP) 12.5% 12.9% Six Months Ended Dec. 31 Dollars in millions 2022 2021 Net earnings (GAAP) $108.0 $114.4 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 109.5 131.2 Acquisition and Integration Costs 7.7 10.7 Real Estate Realignment and Covid-19 Related Expenses (a) — 3.5 Investment Gains — (7.5) Russia-Related Exit Costs (b) 9.3 — Subtotal of adjustments 126.6 137.8 Tax impact of adjustments (c) (26.4) (28.7) Adjusted Net earnings (Non-GAAP) $208.2 $223.5 (a) Real Estate Realignment was ($0.2 million) for the six months ended December 31, 2021. Covid-19 Related Expenses were $3.7 million for the six months ended December 31, 2021. (b) Total Russia-Related Exit costs were $9.3 million, comprised of $10.5 million of operating expenses, offset by the gain of $1.2 million in non-operating income for the six months ended December 31, 2022. (c) Calculated using the GAAP effective tax rate, adjusted to exclude $7.2 million of excess tax benefits associated with stock-based compensation for the six months ended December 31, 2022, and $11.5 million of excess tax benefits associated with stock-based compensation for the six months ended December 31, 2021, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Reconciliation of GAAP to Non-GAAP Measures

22© 2023 | Confidential and Proprietary | (Unaudited) (a) Real Estate Realignment Expenses impacted Adjusted earnings per share by $0.00 for the six months ended December 31, 2021. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.03 for the six months ended December 31, 2021. (b) Calculated using the GAAP effective tax rate, adjusted to exclude $7.2 million of excess tax benefits associated with stock-based compensation for the six months ended December 31, 2022, and $11.5 million of excess tax benefits associated with stock-based compensation for the six months ended December 31, 2021. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Six Months Ended Dec. 31 Dollars in millions, except per share amounts 2022 2021 Diluted earnings per share (GAAP) $0.91 $0.97 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.92 1.11 Acquisition and Integration Costs 0.06 0.09 Real Estate Realignment and Covid-19 Related Expenses (a) — 0.03 Investment Gains — (0.06) Russia-Related Exit Costs 0.08 — Subtotal of adjustments 1.06 1.16 Tax impact of adjustments (b) (0.22) (0.24) Adjusted earnings per share (Non-GAAP) $1.75 $1.89 Six Months Ended Dec. 31 Dollars in millions 2022 2021 Net cash flows used in operating activities (GAAP) $(81.4) $(94.6) Capital expenditures and Software purchases and capitalized internal use software (33.1) (29.2) Free cash flow (Non-GAAP) $(114.5) $(123.8) Reconciliation of GAAP to Non-GAAP Measures

23© 2023 | Confidential and Proprietary | (Unaudited) (a) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the year ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the year ended June 30, 2022, 2021, and 2020, respectively. Year ended June 30, Dollars in millions 2022 2021 2020 Operating income (GAAP) $759.9 $678.7 $624.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 250.2 153.7 122.9 Acquisition and Integration Costs 24.5 18.1 12.5 IBM Private Cloud Charges — — 32.0 Real Estate Realignment and Covid-19 Related Expenses (a) 30.5 45.3 2.4 Russia-Related Exit Costs 1.4 — — Software Charge — 6.0 — Adjusted operating income (Non-GAAP) $1,066.4 $901.8 $794.8 Operating income margin (GAAP) 13.3% 13.6% 13.8% Adjusted Operating income margin (Non-GAAP) 18.7% 18.1% 17.5% Reconciliation of GAAP to Non-GAAP Measures

24© 2023 | Confidential and Proprietary | (Unaudited) Year ended June 30, Dollars in millions, except per share amounts 2022 2021 2020 2019 2018 Diluted earnings per share (GAAP) $4.55 $4.65 $3.95 $4.06 $3.56 Adjustments: Amortization of acquired intangibles and purchased intellectual property 2.11 1.30 1.05 0.74 0.68 Acquisition and integration costs 0.21 0.15 0.11 0.05 0.07 IBM private cloud charges — — 0.27 — — Real estate realignment and Covid-19 related expenses 0.26 0.38 0.02 — — Russia-Related Exit Costs 0.01 — — — — Software charge — 0.05 — — — Investment gain (0.12) (0.07) — — — Gain on acquisition-related financial instrument — (0.53) — — — Gain on sale of a joint venture investment — — (0.06) — — Gain on sale of securities — — — — (0.05) Taxable Adjustments 2.47 1.29 1.40 0.79 0.70 Tax Act items — — — — 0.13 Tax impact of adjustments (a) (0.55) (0.28) (0.32) (0.19) (0.20) Adjusted earnings per share (Non-GAAP) $6.46 $5.66 $5.03 $4.66 $4.19 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $18.1 million, $16.9 million, $15.6 million, $19.3 million, $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2022, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Reconciliation of GAAP to Non-GAAP Measures

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	FY 2021 Q3	FY 2021 Q4	FY 2022 Q1	FY 2022 Q2	FY 2022 Q3	FY 2022 Q4	FY 2023 Q1	FY 2023 Q2
Net cash flows (used in) provided by operating activities (GAAP)	$ 106.2	$ 450.5	$ (135.4)	$ 40.8	$ 80.7	$ 457.4	$ (204.5)	$ 123.1
Capital expenditures and Software purchases and capitalized internal use software	(20.4)	(29.5)	(15.9)	(13.3)	(25.2)	(18.7)	(13.6)	(19.5)
Free cash flow (Non-GAAP)	**$ 85.8**	**$ 421.0**	**$ (151.4)**	**$ 27.6**	**$ 55.5**	**$ 438.7**	**$ (218.1)**	**$ 103.5**

Dollars in millions	FY 2021 Q3	FY 2021 Q4	FY 2022 Q1	FY 2022 Q2	FY 2022 Q3	FY 2022 Q4	FY 2023 Q1	FY 2023 Q2
Net earnings (GAAP)	$165.0	$260.4	$67.2	$47.2	$176.6	$248.1	$50.4	$57.5
Adjustments:								
Amortization of Acquired Intangibles and Purchased Intellectual Property	31.9	56.8	68.7	62.5	60.8	58.2	55.9	53.7
Acquisition and Integration Costs	9.2	6.5	2.9	7.8	3.1	10.6	4.1	3.7
Real Estate Realignment and Covid-19 Related Expenses	3.3	4.2	1.8	1.7	3.3	23.7	—	—
Russia-Related Exit Costs	—	—	—	—	—	1.4	2.6	6.8
Investment Gains	—	—	—	(7.5)	—	(6.7)	—	—
Loss (Gain) on Acquisition-Related Financial Instrument	9.6	(71.7)	—	—	—	—	—	—
Subtotal of adjustments	54.0	(4.1)	73.4	64.4	67.2	87.2	62.5	64.1
Tax impact of adjustments	(10.9)	1.8	(14.4)	(14.3)	(15.4)	(21.6)	(13.2)	(13.2)
Adjusted Net earnings (Non-GAAP)	**$208.1**	**$258.2**	**$126.3**	**$97.3**	**$228.4**	**$313.7**	**$99.7**	**$108.4**

Dollars in millions	FY 2022 Q2	FY 2022 Q3	FY 2022 Q4	FY 2023 Q1	FY 2023 Q2
LTM Free cash flow (a)	383.0	352.6	370.4	303.7	379.7
LTM Adjusted Net earnings (Non-GAAP) (b)	689.7	710.1	765.7	739.1	750.3
LTM Free cash flow conversion (Non-GAAP) (c)	**56 %**	**50 %**	**48 %**	**41 %**	**51 %**

(a) Last twelve months (LTM) sums the last four quarters of Free cash flow for the given period

(b) Last twelve months (LTM) sums the last four quarters of Adjusted Net earnings for the given period

(c) Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period

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Confidential and Proprietary | © 2023 25

26© 2023 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2023 Guidance Fiscal Year, 2023 FY23 Recurring revenue growth (a) Impact of foreign currency exchange – Recurring revenue growth constant currency – Non-GAAP 6-9% FY23 Adjusted Operating income margin (b) Operating income margin % - GAAP Increase of ~150 bps Adjusted Operating income margin % - Non-GAAP Increase of ~50 bps FY23 Adjusted earnings per share growth rate (c) Diluted earnings per share – GAAP ~13-17% growth Adjusted earnings per share – Non-GAAP 7-11% growth (Unaudited) (a) The Company is unable to reconcile its forward-looking Recurring revenue growth constant currency fiscal year 2023 guidance without unreasonable efforts because of the uncertainty in the amounts of future foreign currency exchange rates. For the same reason, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the projected $255 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the projected $1.65 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs, and is calculated using diluted shares outstanding.

27© 2023 | W. Edings Thibault Greg Faje Sean Silva broadridgeir@broadridge.com Broadridge Investor Relations Contacts